UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 30, 2000



                           CREDITRISKMONITOR.COM, INC.
             (Exact name of registrant as specified in its charter)



        NEVADA                         1-8601                    36-2972588
    (State or other                (Commission                 (IRS Employer
     jurisdiction of                File Number)             Identification No.)
     incorporation)



         110 Jericho Turnpike, Suite 202, Floral Park, NY     11001-2019
             (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code: (516) 620-5400

Item 4. Changes In Registrant's Certifying Accountant.

     (a) Resignation of Registrant's Certifying Accountant

          (i) Clifton Gunderson L.L.C., who was previously engaged as the principal accountant to audit the Registrant's financial statements, resigned on August 30, 2000.

          (ii) Clifton Gunderson L.L.C.'s report on Registrant's consolidated financial statements for the past two years contained no adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) Not applicable.

          (iv)  During  Registrant's  two  most  recent  fiscal  years  and  any subsequent interim period preceding such resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

          (v)  During   Registrant's  two  most  recent  fiscal  years  and  any
subsequent interim period preceding such resignation, Registrant has had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

          16 Letter from Clifton Gunderson L.L.C. to the SEC, dated September 5, 2000, confirming the statements contained in
              Item 4 to this Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CREDITRISKMONITOR.COM, INC.



                                              By: /s/ Lawrence Fensterstock
                                                  ------------------------------
                                                      Lawrence Fensterstock
                                                      Chief Financial Officer


DATE: September 5, 2000